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                       Securities and Exchange Commission

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                        Date of Report: November 17, 1997
                        (Date of earliest event reported)


                        Central Reserve Life Corporation
             (Exact Name of Registrant as specified in its charter)


            Ohio                      0-8483                  34-1017531
            ----                      ------                  ----------
(State or other jurisdiction  (Commission File Number)       (IRS Employer
      of Incorporation)                                   Identification Number)


       17800 Royalton Road, Strongsville, Ohio                      44136
       ---------------------------------------                      -----
       (Address of Principal Executive Offices)                   (Zip Code)

                                 (216) 572-2400
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 5.                               OTHER EVENTS
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         On November 13, 1997, Central Reserve Life Corporation, an Ohio
corporation ("Central Reserve"), announced that they had entered into an agreement to sell stock.

         See attached News Release.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 17, 1997              CENTRAL RESERVE LIFE CORPORATION

                                      By:  Frank W. Grimone

                                      Frank W. Grimone, Chief Financial Officer